IRA
                                  Ideal!

                         Defined Asset Funds [SM]


                                The Select
                              S&P Industrial
                                 Portfolio

                            Performance Summary
                            3rd Quarter o 1998




                                           Take indexing to another level. . .

                                                       [ML Logo] Merrill Lynch




Select S&P Industrial Portfolio o
Performance Summary 3rd Quarter o 1998

Indexing--it's a strategy to mirror the returns of major indices. Why not take a step beyond?

The S&P Industrial Portfolio takes indexing to another level.

Instead of simply replicating an index, the Select S&P Industrial Strategy attempts to single out stocks within the index for a combination of value, capital appreciation potential and current dividend income.

The Portfolio seeks total return through a contrarian strategy of selecting 15 stocks from the S&P Industrial Index[*] with high dividend yields and potential value.

        Past Performance of Prior Select S&P Industrial Portfolios

            Past performance is no guarantee of future results.

                   Series From Inception Through 9/30/98
                       (including annual rollovers)


Inception                                    Return
1/22/97                  Series A            11.46%
2/24/97                  Series B            12.56
4/21/97                  Series C            20.91
 6/9/97                  Series D             7.64
7/21/97                  Series E             4.66
9/8/97                   Series F             7.74

                     Most Recently Completed Portfolio

      Period                                 Return
1/22/97-3/13/98          Series A            31.43%
2/24/97-4/24/98          Series B            22.96
4/21/97-5/22/98          Series C            35.59
 6/9/97-7/17/98          Series D            19.39
7/21/97-8/21/98          Series E             8.25

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested 1/1/73 Through 9/30/98

                              [INSERT GRAPH]

[A mountain chart compares the hypothetical past performance of the Strategy
(1) (ochre) from 1/1/73 through 9/30/98, the Dow Jones Industrial Average
(DJIA) (pink), the S&P 500 Index (purple) and the S&P Industrial Index (green). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/73 through 9/30/98. The vertical (Y) axis reflects the dollar amount value for each index from 1/1/73 through 9/30/98. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($419,926), the ending value of the DJIA ($218,020), the ending value of the S&P 500 Index ($214,880) and the ending value of the S&P Industrial Index ($213,831).]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the DJIA in 8, the S&P 500 Index in 9 and the S&P Industrial Index in 8 of the last 25 years. There can be no assurance that any Portfolio will outperform these indices.

Average Annual Total Returns

For Periods ending 12/31/97  3 year  5 year  10 year  15 year  20 year  25 year
Strategy(1)                  26.63%  18.21%   20.34%   19.94%   19.07%  16.25%
DJIA                         29.85%  21.81%   18.41%   18.21%   16.33%  13.01%
S&P 500 Index                30.82%  20.06%   17.89%   17.37%   16.41%  12.85%
S&P Industrial Index         29.16%  19.48%   17.41%   17.12%   16.25%  12.64%

   Annual Total Returns
                                                   S&P            S&P
                                                   500         Industrial
     Year        Strategy(1)       DJIA           Index          Index
     1973          -20.13%        -13.12%        -14.66%         -14.61%
     1974           -5.35         -23.14         -26.47          -26.54
     1975           40.63          44.40          36.92           36.78
     1976           30.89          22.72          23.53           22.59
     1977           -6.53         -12.71          -7.19           -8.20
     1978            6.06           2.69           6.39            7.50
     1979           26.47          10.52          18.02           18.40
     1980           18.23          21.41          31.50           32.98
     1981            7.67          -3.40          -4.83           -6.69
     1982           25.87          25.79          20.26           20.14
     1983           24.72          25.68          22.27           22.79
     1984           12.34           1.06           5.95            4.09
     1985           29.98          32.78          31.43           30.08
     1986           28.78          26.91          18.37           18.54
     1987            2.52           6.02           5.67            9.13
     1988           42.04          15.95          16.58           15.80
     1989           35.40          31.71          31.11           29.30
     1990            0.96          -0.57          -3.20           -0.84
     1991           27.06          23.93          30.51           30.39
     1992           11.50           7.34           7.67            5.63
     1993            2.28          16.72           9.97            8.90
     1994           11.41           4.95           1.30            3.75
     1995           36.68          36.48          37.10           34.26
     1996           12.25          28.57          22.69           22.70
     1997           33.34          24.78          33.10           30.80
     9/30/1998      -2.58           0.57           6.06            9.54
     Average        15.62%         12.63%         12.71%          12.65%



The results shown above are hypothetical past performance of the Strategy (not any Portfolio) and are no guarantee of future results. Returns represent price changes plus dividends reinvested at each year end, divided by the initial public offering price and do not reflect the deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

[*] "Standard & Poor's," "S&P," "S&P 500" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Assets Fund. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.

(1) Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

The Strategy

Like other Portfolios in the Select Series, the Select S&P Industrial Portfolio employs a "buy and hold" style of investing following a disciplined strategy. Each year, we intend to reapply the screening process to select a new Portfolio. At the end of one year, you can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. You will defer recognition of gains and losses on stocks contributed to successor portfolios. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies in the S&P Industrial Index that may be currently out of favor. It does this through a disciplined four-part screening process:

1. Defining the Universe: We being with the S&P Industrial Index, a sub-set of the S&P 500 Index [*], which includes only industrial stocks. Defined Asset Funds then removes any stocks that are a part of the Dow Jones Industrial Average[*] (DJIA).

2. Quality Screen: We include only stocks that Standard & Poor's ranked A+ or A. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, which ranges from A+ for the highest ranked stock to D for those stocks which Standard & Poor's considers to be the most speculative. These rankings are not intended to predict stock price movements.

3. Market Capitalization: We then rank the stocks by their market capitalization from highest to lowest, and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less liquid issues.

4. Highest Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From that group, we select the 15 highest-yielding stocks for the Portfolio.

                         Defined Assets Funds [SM]
                 Buy With Knowledge o Hold With Confidence

Defining Your Risks

The following are important facts to keep in mind when considering this investment. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation. Despite recent volatility, U.S. equity markets are still near historically high levels and no assurance can be given that these levels will continue.

o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.

o The value of your investment will fluctuate with the prices of the underlying stocks.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties, or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

o Owning units of the Portfolio may result in annual federal, state and local taxes, only some of which can be deferred by rolling over into the next Portfolio. Consult your tax adviser about your personal situation.

Select Now!

You can get started with the Select S&P Industrial Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including all charges, expenses and risks. Please read it carefully before you invest.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                                                                 70110SJ-10/98

[Copyright logo] 1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated.
                      Member SIPC.